Exhibit 10-p-3

AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

      AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 28, 2003 among Rockwell Automation, Inc. (the “Borrower”), the Banks listed on the signature pages hereof (the “Banks”) and JPMorgan Chase Bank, as Administrative Agent (the “Agent”).

W I T N E S S E T H:

      WHEREAS, the parties hereto have heretofore entered into a 364-Day Credit Agreement dated as of October 29, 2002 (the “Credit Agreement”); and

      WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein and to restate the Credit Agreement in its entirety to read as set forth in the Credit Agreement with the amendments specified below;

      NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1.     Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after the Restatement Effective Date (as defined below), refer to the Credit Agreement as amended and restated hereby.

      SECTION 2.     Amendments. Effective as of the Restatement Effective Date:

(a) The definition of “Termination Date” in Section 1.01 of the Credit Agreement is amended by changing the date specified therein from “October 28, 2003” to “October 26, 2004”.

(b) Section 4.04(a) of the Credit Agreement is amended by changing each instance of the date specified therein from September 30, 2001 to “September 30, 2002”.

(c) Section 4.04(b) of the Credit Agreement is amended by changing each instance of the date specified therein from “June 30, 2002” to “June 30, 2003”.

(d) Section 4.04(c) of the Credit Agreement is amended by changing the dates specified therein as follows: (i) “September 30, 2001” becomes “September 30, 2002”; (ii) “December 31, 2001” becomes “December 31, 2002”; (iii) “March 31, 2002” becomes “March 31, 2003”; and (iv) “June 30, 2002” becomes “June 30, 2003”.

(e) Section 4.05 of the Credit Agreement is amended by changing the dates specified therein as follows: (i) “September 30, 2001” becomes “September 30, 2002”; (ii) “December 31, 2001” becomes “December 31, 2002”; (iii) “March 31, 2002” becomes “March 31, 2003”; and (iv) “June 30, 2002” becomes “June 30, 2003”.

      SECTION 3.     Changes In Commitments. With effect from and including the Restatement Effective Date, (i) each Person listed on the signature pages hereof which is not a party to the Credit Agreement (each, a “New Bank”) shall become a Bank party to the Credit Agreement and (ii) the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on the signature pages hereof. On the Restatement Effective Date, any Bank whose Commitment is changed to zero (each, an “Exiting Bank”) shall cease to be a Bank party to the Credit Agreement, and all accrued fees and other amounts payable under the Credit Agreement for the account of each Exiting Bank shall be due and payable on such date; provided that the provisions of Sections 8.03, 8.04 and 9.03 of the Credit Agreement shall continue to inure to the benefit of each Exiting Bank after the Restatement Effective Date.

      SECTION 4.     Representations Of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the Restatement Effective Date and (ii) no Default will have occurred and be continuing on such date.

      SECTION 5.     Governing Law. This Amendment and Restatement shall be governed by and construed in accordance with the laws of the State of New York.

      SECTION 6.     Effect of Amendments. Except as expressly set forth herein, the amendments contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

      SECTION 7.     Counterparts. This Amendment and Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      SECTION 8.     Effectiveness. This Amendment and Restatement shall become effective as of the date hereof subject to satisfaction of the following conditions (the “Restatement Effective Date”):

(a) the Agent shall have received from each of the Borrower and the Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof;

(b) the Agent shall have received an opinion of counsel for the Borrower (which may be in-house counsel), substantially in the form of Exhibit D to the Credit Agreement with reference to this Amendment and Restatement and the Credit Agreement as amended and restated hereby;

(c) the Agent shall have received all documents it may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Amendment, and any other matters relevant hereto, all in form and substance satisfactory to the Agent; and

(d) the Agent shall have received payment by the Borrower (i) for the account of each Bank, of a participation fee in the amount heretofore mutually agreed upon and (ii) to the Agent, of any other amount due and payable.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed as of the date first above written.

ROCKWELL AUTOMATION, INC.

By:	/s/ THOMAS J. MULLANY

Name: Thomas J. Mullany

Title:	Vice President & Treasurer

Address:	777 East Wisconsin Avenue

Suite 1400
Milwaukee, WI 53202

Attention:	William J. Calise
Telecopy:	(414) 212-5357

Internet Address:	www.rockwellautomation.com

JPMORGAN CHASE BANK,
as Administrative Agent and as a Bank

By: /s/ KAREN M. SHARF

Name: Karen M. Sharf

Title:	Vice President

Address:	1111 Fannin Street, 10th Flr.

Houston, TX 77002

Attention:	Candace Grayson

Loan & Agency Services

Telecopy:	(713) 750-2938

JPMORGAN CHASE BANK

By:	/s/ KAREN M. SHARF

Name: Karen M. Sharf
Title: Vice President

Commitments
$30,500,000

BANK OF AMERICA, N.A.

By:	/s/ MEGAN MCBRIDE

Name:	Megan McBride

Title: Principal

Commitments
$26,500,000

CITIBANK, N.A.

By:	/s/ DAVID L. HARRIS

Name: David L. Harris

Title:	Vice President

Commitments
$26,500,000

DEUTSCHE BANK AG
NEW YORK BRANCH

By:	/s/ OLIVER SCHWARZ

Name: Oliver Schwarz

Title:	Vice President

By:	/s/ DR. MICHAEL DIETZ

Name: Dr. Michael Dietz

Title:	Director

Commitments
$26,500,000

MELLON BANK, N.A.

By:	/s/ DANIEL J. LENCKOS

Name: Daniel J. Lenckos

Title:	First Vice President

Commitments
$26,500,000

UBS LOAN FINANCE LLC

By:	/s/ WILFRED V. SAINT

Name: Wilfred V. Saint

Title:	Associate Director

Banking Products Services

By:	/s/ JOSELIN FERNANDES

Name: Joselin Fernandes

Title:	Associate Director

Banking Products Services

Commitments
$26,500,000

WELLS FARGO BANK, N.A.

By:	/s/ CHARLES W. REED

Name: Charles W. Reed

Title:	Vice President

By:	/s/ MARY D. FALCK

Name: Mary D. Falck

Title:	Senior Vice President

Commitments
$26,500,000

BANK ONE, NA

By:	/s/ JENNY A. GILPIN

Name: Jenny A. Gilpin

Title:	Managing Director

Commitments
$20,750,000

COMERICA BANK

By:	/s/ JAMES B. HAEFFNER

Name: James B. Haeffner

Title:	First Vice President

Commitments
$20,750,000

KEYBANK NATIONAL ASSOCIATION

By:	/s/ THOMAS J. PURCELL

Name: Thomas J. Purcell

Title:	Senior Vice President

Commitments
$20,750,000

THE BANK OF NOVA SCOTIA

By:	/s/ M. KUS

Name: M. Kus
Title: Director

Commitments
$20,750,000

CREDIT LYONNAIS
NEW YORK BRANCH

By:	/s/ LEE E. GREVE

Name: Lee E. Greve
Title: First Vice President

Commitments
$15,000,000

THE BANK OF NEW YORK

By:	/s/ MARK WRIGLEY

Name: Mark Wrigley
Title: Vice President

Commitments
$15,000,000

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ ROBERT A. FLOSBACH

Name: Robert A. Flosbach
Title: Senior Vice President

Commitments
$15,000,000

M&I MARSHALL & ILSLEY BANK

By:	/s/ LEO D. FREEMAN

Name: Leo D. Freeman

Title:	Vice President

By:	/s/ JAMES R. MILLER

Name: James R. Miller

Title:	Vice President

Commitments
$10,000,000

THE NORTHERN TRUST COMPANY

By:	/s/ DANIEL J. BOOTE

Name: Daniel J. Boote

Title:	Vice President

Commitments
$10,000,000

Total Commitments

$337,500,000